Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report of LMI Aerospace, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ronald S. Saks, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2013	/s/ Ronald S. Saks
Ronald S. Saks
Chief Executive Officer (Principal Executive Officer)